Morgan Stanley Liquid Asset Fund Inc.
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003

Dear Shareholder:

As of February 28, 2003, Morgan Stanley Liquid Asset Fund had net assets of more than $23.5 billion, and the average maturity of the Fund's portfolio was 46 days. For the seven-day period ended February 28, 2003, the Fund provided an effective annualized yield of 0.80 percent and a current annualized yield of
0.80 percent, while its 30-day average annualized yield was 0.82 percent. For the six-month period ended February 28, 2003, the Fund provided a total return of 0.52 percent and an annualized total return of 1.05 percent. Past performance is no guarantee of future results.

Market Overview

The Federal Open Market Committee, having lowered its target rate for federal funds to 1.75 percent on December 11, 2001, maintained that level for almost 11 months until November 6, 2002, when it reduced its target to 1.25 percent, a 41-year low. The Federal Reserve has taken this accommodative posture as it tries to moderate the slow pace of economic activity until greater confidence is achieved. Against this backdrop, money market fund yield levels have fallen to record lows.

Portfolio Composition And Structure

On February 28, 2003, approximately 58 percent of the Fund's portfolio was invested in federal agency and U.S. Treasury obligations, 36 percent in high-quality commercial paper and the remaining 6 percent in short-term certificates of deposit and short-term bank notes, issued by financially strong commercial banks. At the end of the fiscal period, approximately 98 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity.

Looking Ahead

In our view, the pace of economic activity in early 2003 is being constrained by unstable geopolitical conditions and harsh winter weather in parts of the country. When some of the world's problems become less threatening, we expect consumer and business confidence to improve. Coupled with the stimulative monetary and fiscal conditions now in place, we believe that an improvement in confidence should lead to a meaningful economic expansion. When such an environment develops, moderately higher levels of short-term interest rates could be seen, perhaps during the second half of 2003 and in 2004.

Morgan Stanley Liquid Asset Fund Inc.
LETTER TO THE SHAREHOLDERS - FEBRUARY 28, 2003 continued

We appreciate your ongoing support of the Morgan Stanley Liquid Asset Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Liquid Asset Fund Inc.
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED)

                                                         ANNUALIZED
PRINCIPAL                                                 YIELD ON
AMOUNT IN                                                 DATE OF         MATURITY
THOUSANDS                                                 PURCHASE          DATE               VALUE
---------------------------------------------------------------------------------------------------------
             U.S. Government & Agency Obligations (58.2%)
$3,915,000   Federal Home Loan Banks...................  1.22-1.62%   03/05/03-07/29/03   $ 3,908,249,430
 4,230,000   Federal Home Loan Mortgage Corp. .........  1.22-1.73    03/06/03-08/14/03     4,220,523,167
 5,205,000   Federal National Mortgage Assoc...........  1.22-1.82    03/07/03-06/27/03     5,194,761,625
   400,000   U.S. Treasury Bills.......................  1.26-1.59    03/20/03-05/22/03       399,163,111
                                                                                          ---------------
             Total U.S. Government & Agency Obligations (Cost $13,722,697,333).........    13,722,697,333
                                                                                          ---------------
             Commercial Paper (36.0%)
             Banking (5.8%)
 1,065,000   Bank of America Corp. ....................     1.26      03/17/03-03/25/03     1,064,162,100
   300,000   Citicorp..................................  1.24-1.26    03/24/03-04/03/03       299,725,333
                                                                                          ---------------
                                                                                            1,363,887,433
                                                                                          ---------------
             Finance - Consumer (2.1%)
   490,000   New Center Asset Trust....................  1.25-1.28    03/17/03-04/24/03       489,577,595
                                                                                          ---------------
             Finance - Corporate (1.0%)
   240,000   CIESCO, L.P. .............................  1.26-1.28    03/12/03-04/21/03       239,776,925
                                                                                          ---------------
             Financial Conglomerates (5.8%)
 1,165,000   General Electric Capital Corp. ...........  1.25-1.33    03/04/03-06/11/03     1,163,959,730
   212,000   Mortgage Interest Networking Trust........  1.26-1.32    03/05/03-04/02/03       211,799,266
                                                                                          ---------------
                                                                                            1,375,758,996
                                                                                          ---------------
             International Banks (21.3%)
   510,000   ABN-AMRO North America Finance, Inc. .....  1.24-1.29    04/09/03-04/23/03       509,228,430
   450,000   Abbey National North America Corp. .......     1.26          03/18/03            449,732,250
   545,000   Barclays U.S. Funding Corp. ..............  1.25-1.33    03/14/03-05/30/03       543,742,026
    40,000   CBA (Delaware) Finance Inc. ..............     1.26          03/20/03             39,973,400
   350,000   Deutsche Bank Financial LLC...............     1.28          03/11/03            349,876,042
 1,100,000   Dexia (Delaware) LLC......................  1.24-1.28    03/12/03-04/24/03     1,098,506,056
   960,000   Royal Bank of Scotland PLC................     1.26      04/07/03-04/29/03       958,225,083
   890,000   Societe Generale N.A. Inc. ...............  1.26-1.33    03/03/03-05/05/03       889,487,050
   200,000   UBS Finance (Delaware) LLC................     1.24          04/03/03            199,772,667
                                                                                          ---------------
                                                                                            5,038,543,004
                                                                                          ---------------
             Total Commercial Paper (Cost $8,507,543,953)..............................     8,507,543,953
                                                                                          ---------------
             Certificates of Deposit (4.3%)
 1,015,000   Wells Fargo Bank, N.A. (Cost
               $1,015,000,000).........................  1.25-1.28    03/12/03-04/22/03     1,015,000,000
                                                                                          ---------------

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
PORTFOLIO OF INVESTMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

                                                         ANNUALIZED
PRINCIPAL                                                 YIELD ON
AMOUNT IN                                                 DATE OF         MATURITY
THOUSANDS                                                 PURCHASE          DATE               VALUE
---------------------------------------------------------------------------------------------------------
             Short-Term Bank Notes (2.3%)
$  150,000   LaSalle Bank, N.A. .......................    1.28%          04/04/03        $   150,000,000
   400,000   Standard Federal Bank, N.A. ..............  1.27-1.28    03/24/03-04/08/03       400,000,000
                                                                                          ---------------
             Total Short-Term Bank Notes (Cost $550,000,000)...........................       550,000,000
                                                                                          ---------------
             Repurchase Agreement (0.1%)
     8,856   The Bank of New York
               (dated 02/28/03; proceeds $8,857,074) (a)
               (Cost $8,856,198).......................... 1.188          03/03/03              8,856,198
                                                                                          ---------------
             Total Investments (Cost $23,804,097,484) (b)..........               100.9%   23,804,097,484
             Liabilities In Excess of Other Assets.................                (0.9)     (212,220,496)
                                                                                  -----   ---------------
             Net Assets............................................               100.0%  $23,591,876,988
                                                                                  =====   ===============

---------------------

    (a)  Collateralized by Federal National Mortgage Assoc. 4.00% due
         11/28/07 valued at $9,033,344.
    (b)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 28, 2003 (unaudited)

Assets:
Investments in securities, at value
  (cost $23,804,097,484)....................................  $23,804,097,484
Cash........................................................           90,000
Receivable for:
    Interest................................................        1,642,684
    Capital stock sold......................................          375,750
Prepaid expenses and other assets...........................          423,989
                                                              ---------------
    Total Assets............................................   23,806,629,907
                                                              ---------------
Liabilities:
Payable for:
    Capital stock redeemed..................................      208,125,133
    Investment management fee...............................        4,756,686
    Distribution fee........................................        1,140,438
Accrued expenses and other payables.........................          730,662
                                                              ---------------
    Total Liabilities.......................................      214,752,919
                                                              ---------------
    Net Assets..............................................  $23,591,876,988
                                                              ===============
Composition of Net Assets:
Paid-in-capital.............................................  $23,590,566,193
Accumulated undistributed net investment income.............        1,310,795
                                                              ---------------
    Net Assets..............................................  $23,591,876,988
                                                              ===============
Net Asset Value Per Share,
  23,591,237,387 shares outstanding (50,000,000,000 shares
  authorized of $.01 par value).............................            $1.00
                                                              ===============

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended February 28, 2003 (unaudited)

Net Investment Income:

Interest Income.............................................  $191,516,372
                                                              ------------
Expenses
Investment management fee...................................    31,231,724
Transfer agent fees and expenses............................    23,362,090
Distribution fee............................................    11,260,813
Shareholder reports and notices.............................       352,462
Custodian fees..............................................       226,776
Registration fees...........................................       108,411
Professional fees...........................................        26,815
Directors' fees and expenses................................        10,133
Other.......................................................        99,683
                                                              ------------
    Total Expenses..........................................    66,678,907
                                                              ------------
Net Investment Income.......................................  $124,837,465
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002
                                                               ---------------    ---------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $   124,837,465    $   414,504,458
Net realized gain...........................................         --                    97,747
                                                               ---------------    ---------------
    Net Increase............................................       124,837,465        414,602,205
                                                               ---------------    ---------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (124,215,132)      (414,506,401)
Net realized gain*..........................................         --                   (97,747)
                                                               ---------------    ---------------
    Total Dividends and Distributions.......................      (124,215,132)      (414,604,148)
                                                               ---------------    ---------------

Net increase (decrease) from capital stock transactions.....      (339,653,145)       744,137,984
                                                               ---------------    ---------------

    Net Increase (Decrease).................................      (339,030,812)       744,136,041
Net Assets:
Beginning of period.........................................    23,930,907,800     23,186,771,759
                                                               ---------------    ---------------
End of Period
(Including accumulated undistributed net investment income
of $1,310,795 and $688,462, respectively)...................   $23,591,876,988    $23,930,907,800
                                                               ===============    ===============

---------------------
   * Short-term gains only.

                       See Notes to Financial Statements

Morgan Stanley Liquid Asset Fund Inc.
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Liquid Asset Fund Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets

Morgan Stanley Liquid Asset Fund Inc.
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.248% to the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.247% to the portion of daily net assets in excess of $25 billion but not exceeding $30 billion; and 0.246% to the portion of the daily net assets exceeding $30 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 28, 2003, the distribution fee was accrued at the annual rate of 0.09%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended February 28, 2003 aggregated $59,286,932,194 and $59,787,493,735, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2003, the Fund had transfer agent fees and expenses payable of approximately $272,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 2003 included in Directors' fees and expenses in the Statement of Operations

Morgan Stanley Liquid Asset Fund Inc.
NOTES TO FINANCIAL STATEMENTS - FEBRUARY 28, 2003 (UNAUDITED) continued

amounted to $3,651. At February 28, 2003, the Fund had an accrued pension liability of $59,346 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Capital Stock

Transactions in capital stock, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              FEBRUARY 28, 2003   AUGUST 31, 2002
                                                              -----------------   ---------------
                                                                 (unaudited)
Shares sold.................................................    26,937,406,646     58,498,672,250
Shares issued in reinvestment of dividends and
  distributions.............................................       123,986,259        413,734,875
                                                               ---------------    ---------------
                                                                27,061,392,905     58,912,407,125
Shares redeemed.............................................   (27,401,046,050)   (58,168,269,141)
                                                               ---------------    ---------------
Net increase (decrease).....................................      (339,653,145)       744,137,984
                                                               ===============    ===============

Morgan Stanley Liquid Asset Fund Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                            FOR THE SIX                     FOR THE YEAR ENDED AUGUST 31,
                                           MONTHS ENDED      -----------------------------------------------------------
                                         FEBRUARY 28, 2003    2002         2001         2000         1999         1998
                                         -----------------   -------      -------      -------      -------      -------
                                            (unaudited)

Selected Per Share Data:
Net asset value, beginning of period...        $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                               ------         ------       ------       ------       ------       ------
Net income from investment
  operations...........................         0.005          0.018        0.051        0.055        0.046        0.052
Less dividends from net investment
  income...............................        (0.005)        (0.018)+     (0.051)+     (0.055)      (0.046)      (0.052)
                                               ------         ------       ------       ------       ------       ------
Net asset value, end of period.........        $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                               ======         ======       ======       ======       ======       ======
Total Return+..........................          0.52%(1)       1.78%        5.24%        5.69%        4.74%        5.29%
Ratios to Average Net Assets:
Expenses...............................          0.56%(2)       0.56%        0.57%        0.58%        0.59%        0.61%
Net investment income..................          1.05%(2)       1.76%        5.04%        5.51%        4.61%        5.11%
Supplemental Data:
Net assets, end of period, in
 millions..............................       $23,592        $23,931      $23,187      $19,628      $17,875      $15,321

---------------------

     +   Includes capital gain distribution of less than $0.001.
    (1)  Not annualized.
    (2)  Annualized.

                       See Notes to Financial Statements

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
MORGAN STANLEY LIQUID ASSET FUND

Semiannual Report
February 28, 2003


37925RPT-10387CO3-ANP - 3/03